UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period:	September 1, 2014 – February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGFFX

# Putnam Global Financials Fund

## Semiannual report 2|28|15

A world of investing.®

Putnam Investments

This GLOBAL SECTOR FUND invests in stocks of financial companies worldwide.

Putnam
Global Financials
Fund

Semiannual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation, and general economic conditions; and reduced profitability from limitations on loans, proprietary trading, and interest rates and fees charged as a result of extensive government regulations. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 14, 2015

# About the fund

## Pursuing growth opportunities in financial companies worldwide

In a market economy, the financials sector performs vital functions. For example, banks provide the flow of funding that allows all industries to grow and thrive, while insurance companies help businesses and households recover from unexpected problems. The importance of these roles means that well-managed financial institutions rarely become obsolete, a feature that can make them attractive investments.

As economies develop over time, the financials sector also evolves. From the popularization of credit cards in the 1960s to the introduction of ATMs, financial services advance along with technology and shifting consumer habits. With these changes comes new potential for investors.

Putnam Global Financials Fund pursues growth opportunities by investing in stocks of financial companies worldwide. The fund's managers work with sector analysts who analyze companies to identify those best positioned to reward investors. The fund also seeks the most attractive industries within the sector, choosing primarily from banking, insurance, and real estate, as well as credit card companies and brokerage firms.

The fund's global mandate enables it to benefit from investments in many different countries. Since finance is integrated with all other business sectors, the performance of financial companies often reflects the strength of a nation's economy. Approximately one third of the financial stocks available to investors (measured by market capitalization) trade in the United States. Other large markets are Japan and the United Kingdom. Each country has a different set of financial regulations, which is why it is beneficial for the fund's managers to compare opportunities across companies, industries, and countries.

## Developments and events that have affected the financials sector

| 1960s | 1970s | 1986 | 2008 | 2010–2012 | 2015 |
|---|---|---|---|---|---|
| Credit cards become popular with U.S. consumers | Banks introduce automated teller machines | United Kingdom deregulates financial markets | Lehman collapse accelerates global financial crisis | Eurozone grapples with sovereign debt and banking crises | U.S. dollar climbs to 13-year high against the euro |

*The fund's 2008 inception post-dates many of these developments.*

2 Global Financials Fund

## Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

**All sectors in one fund:**

**Putnam Global Sector Fund**
*A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.*

**Individual sector funds:**

**Global Consumer Fund**
*Retail, hotels, restaurants, media, food and beverages*

**Global Energy Fund**
*Oil and gas, energy equipment and services*

**Global Financials Fund**
*Commercial banks, insurance, diversified financial services, mortgage finance*

**Global Health Care Fund**
*Pharmaceuticals, biotechnology, health-care services*

**Global Industrials Fund**
*Airlines, railroads, trucking, aerospace and defense, construction, commercial services*

**Global Natural Resources Fund**
*Metals, chemicals, oil and gas, forest products*

**Global Technology Fund**
*Software, computers, Internet services*

**Global Telecommunications Fund**
*Diversified and wireless telecommunications services*

**Global Utilities Fund**
*Electric, gas, and water utilities*

Global Financials Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

The fund — class A shares before sales charge
Putnam Global Financials Fund (PGFFX)
Fund's benchmark
MSCI World Financials Index (ND)
10.71
11.17
7.31
8.64
13.09
14.23
-0.31
4.94
0.14
-0.36
LIFE OF FUND
(since 12/18/08)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Global Financials Fund

Interview with your fund’s portfolio managers

Jacquelyne J. Cavanaugh

David Morgan

The global financials sector struggled during the six-month reporting period ended February 28, 2015. What caused this weakness?

David: Performance of the global financials sector was flat over the course of the past six months. The MSCI World Financials Index [ND] landed in modestly negative territory for the period. The most prominent reason for this recent weakness involves interest rates. In the United States, in spite of an improving economy and expectations for rising interest rates, short-term rates remained low, which continued to limit the earnings power of the financials sector.

In Europe, the weak macroeconomic environment continued to cast a long shadow over the sector, although economic expectations began to improve late in the period when the European Central Bank [ECB] announced it would begin a quantitative easing program to keep interest rates low and help stimulate economic growth in the eurozone. In emerging markets, slowing economic growth and the weakness of many foreign currencies relative to the U.S. dollar were disadvantageous for the financials sector.

Jacquelyne: I agree with David’s assessment. The issue in the United States was predominantly interest-rate-related, in my opinion. In the first half of the period, yields on the 10-year U.S. Treasury bond went down a considerable amount — from well over 2.0%

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

Global Financials Fund     5

early in the period down to as low as around 1.7% in early February, before bouncing back up to around 2.0% again by the end of the period. A low-rate environment is not at all conducive to strong performance within the financials sector. But although the sector’s performance over the six-month period was essentially flat, the wide movement in Treasury yields suggests it was a relatively volatile period at the same time.

How did Putnam Global Financials Fund perform within this environment?

Jacquelyne: In absolute terms, Putnam Global Financials Fund eked out a modest gain of 0.14% for the semiannual period ended February 28, 2015, compared with its benchmark, the MSCI World Financials Index [ND], which declined –0.36%.

Going into the period, the fund had a U.S. rate-sensitive bias, meaning that we were positioned in stocks that were likely to benefit from a rising rate environment. As rates remained low, however, that bias detracted from performance. We dialed back on that interest-sensitivity bias somewhat during the period, which helped us a good deal, but we haven’t removed the bias entirely. We continue to be positioned for a pro-cyclical outlook because we believe that interest rates will be higher a year from now.

David: While interest rates were the seminal issue in the recent weakness of the global financials sector — especially in the United States — I think it’s also fair to mention that we believe that our fundamental, bottom-up security selection is still able to identify solid opportunities and potentially profit from them, no matter in what environment we find ourselves. And when you look at how it was that the fund outperformed its benchmark during the period, the story there is all about opportune stock selection.

Global composition

Allocations are shown as a percentage of the fund’s net assets as of 2/28/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     Global Financials Fund

“We continue to be positioned for
a pro-cyclical outlook because we
believe that interest rates will be
higher a year from now.”

Jacquelyne Cavanaugh

Which individual holdings were most helpful to the fund’s relative outperformance?

Jacquelyne: I was particularly pleased that our outperformance came from a diverse group of individual holdings rather than a decision to take a macroeconomic viewpoint and select securities accordingly. As David indicated, fundamental analysis on a stock-by-stock basis is the lifeblood of our investment process here at Putnam, and stock selection was the biggest component of the fund’s outperformance.

Among the top contributors were such stocks as St. James’s Place, a U.K. wealth management firm that experienced strong growth during the period; ING Groep NV, the Dutch financial services giant whose successful restructuring efforts were hailed by investors; and Visa, the U.S.-based credit card company, which profited from stronger transactional volumes from a more confident U.S. consumer.

David: By contrast, choosing not to have any stake in index component HSBC Holdings, a large British banking company with substantial operations in many of the slowing emerging markets, helped shield us from the bank’s weak performance in those regions during the period.

I would also point out that nearly half of the top 25 contributors were stocks not included in the MSCI World Financials Index [ND]. I think that split helps reinforce the validity of Putnam’s analytical, bottom-up research process, which encourages our security analysts to comb over the entire universe of global financial stocks — not just those in the

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

Global Financials Fund     7

benchmark — in search of the best potential investment opportunities.

Which stocks detracted from the fund’s results?

David: Not all of our out-of-benchmark stock picks worked out the way we had hoped, as several of the fund’s biggest detractors were from outside the benchmark. Challenger, LTD, for example, was a disappointing performer during the period. This Australian asset management firm has been a strong performer for the fund in the past, but it underperformed largely as a result of weak commodity prices and the relative weakness of the Australian dollar versus the U.S. dollar. Two other holdings — Mexican banking company Grupo Financiero Banorte and Dubai Islamic Bank in the United Arab Emirates — also were poor performers for the fund, largely for the same reasons: falling energy prices and currency weaknesses against the U.S. dollar.

Jacquelyne: The single biggest detractor during the period was Genworth Financial, a benchmark constituent in which we had an overweight position. Genworth, a large U.S. insurance company, saw a big drop in its stock price when it missed earnings projections this past fall. The missed earnings were the result of a reserve charge taken against expected losses from the company’s long-term care business, and investors worried that the company might have to raise additional capital to cover the expected losses. Additional capital was not required, as it turns out, and we continued to hold the position in Genworth because the stock was priced substantially below its book value, and we felt it offered good value.

While we still own a position in Genworth, I think this experience is illustrative of an interesting point in how David and I and our team manage the fund. I believe we tend to be very good at identifying high-quality

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Global Financials Fund

franchises that can compound value over time. What we’re not as good at is “picking up pennies in front of a bus.” By that I mean, we tend not to do as well identifying deep value opportunities.

What is your outlook for global financial stocks as we move deeper into 2015?

Jacquelyne: From the perspective of the U.S. market, we’ve positioned the fund in expectation of rising interest rates on the short-end of the yield curve, which we believe is a more reasonable expectation now than it was a few months ago. As we see the domestic economy continue to gain traction, we remain positioned for a reasonably strong U.S. consumer, in our opinion. On the flip side, however, we acknowledge that valuations in the U.S. equity market really aren’t that cheap anymore.

David: Among developed-world economies, the United States has clearly been the most robust in recent times. We believe it is also true that the United States is ahead of most other developed-world economies in terms of its position in the interest-rate cycle, as U.S. rates are now poised to increase, while in other regions — such as Europe, for example — rates are actually starting to decline. The ECB’s quantitative easing program is not going to be particularly beneficial to European banks and insurance companies, in our view, as it could limit their top-line revenues. That said, the macroeconomic environment in Europe appears to be showing some improvement, which could help the sector from the demand perspective. So Europe is something of a mixed bag, which means that stock selection will be of paramount importance as we move forward from here. In emerging markets, I think it’s fair to say that our outlook is far less sanguine.

Jacquelyne: With regard to Japan, it is difficult to say with any certainty whether the new economic agenda of Prime Minister Abe will continue to move that country forward. Thus, we have a fairly neutral view of financial stocks in that geographic market and have chosen instead to fill out our allocation there by looking more closely at real estate-related investments, believing that if the Abe government’s agenda is successful in boot-strapping Japan out of its deflationary spiral, that progress might initially be expressed in real estate.

Thank you, Jacquelyne and David, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jacquelyne J. Cavanaugh has an M.B.A. from Harvard Business School and a B.A. from Brown University. She joined Putnam in 2011 and has been in the investment industry since 1995.

Portfolio Manager David Morgan has a B.S. from Bristol University. He joined Putnam in 2004 and has been in the investment industry since 1995.

Global Financials Fund     9

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with expected gains in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

10     Global Financials Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	87.80%	77.00%	79.31%	79.31%	79.29%	79.29%	82.10%	75.73%	84.87%	90.72%
Annual average	10.71	9.66	9.89	9.89	9.89	9.89	10.16	9.53	10.43	10.99
5 years	42.29	34.11	37.07	35.20	37.05	37.05	38.88	34.02	40.53	44.03
Annual average	7.31	6.05	6.51	6.22	6.51	6.51	6.79	6.03	7.04	7.57
3 years	44.65	36.33	41.42	38.42	41.41	41.41	42.53	37.54	43.56	45.61
Annual average	13.09	10.88	12.25	11.45	12.24	12.24	12.54	11.21	12.81	13.34
1 year	–0.31	–6.04	–1.05	–4.87	–1.06	–1.82	–0.76	–4.24	–0.57	–0.08
6 months	0.14	–5.61	–0.26	–4.12	–0.26	–1.03	–0.11	–3.61	–0.04	0.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Financials Fund     11

Comparative index returns For periods ended 2/28/15

MSCI World Financials Index [ND]
Life of fund	92.68%
Annual average	11.17
5 years	51.36
Annual average	8.64
3 years	49.07
Annual average	14.23
1 year	4.94
6 months	–0.36

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.026		—	—	—		—	$0.071
Capital gains
Long-term gains	3.105		$3.105	$3.105	$3.105		$3.105	3.105
Short-term gains	0.285		0.285	0.285	0.285		0.285	0.285
Total	$3.416		$3.390	$3.390	$3.390		$3.390	$3.461
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
8/31/14	$15.28	$16.21	$15.07	$14.96	$15.22	$15.77	$15.17	$15.34
2/28/15	11.86	12.58	11.62	11.51	11.79	12.22	11.75	11.88

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12     Global Financials Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	88.60%	77.75%	79.93%	79.93%	79.91%	79.91%	82.87%	76.47%	85.65%	91.69%
Annual average	10.62	9.58	9.80	9.80	9.80	9.80	10.08	9.46	10.35	10.91
5 years	33.63	25.94	28.66	26.91	28.66	28.66	30.41	25.85	31.97	35.29
Annual average	5.97	4.72	5.17	4.88	5.17	5.17	5.45	4.71	5.71	6.23
3 years	42.68	34.47	39.49	36.49	39.47	39.47	40.70	35.78	41.60	43.88
Annual average	12.58	10.38	11.73	10.93	11.73	11.73	12.06	10.73	12.29	12.89
1 year	–0.54	–6.26	–1.29	–5.11	–1.30	–2.06	–0.99	–4.45	–0.80	–0.29
6 months	2.99	–2.93	2.60	–1.37	2.55	1.76	2.74	–0.85	2.82	3.10

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 8/31/14*	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%
Total annual operating expenses for the fiscal year ended 8/31/14	1.89%	2.64%	2.64%	2.39%	2.14%	1.64%
Annualized expense ratio for the six-month period ended 2/28/15	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/15.

Global Financials Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.25	$9.95	$9.95	$8.72	$7.49	$5.01
Ending value (after expenses)	$1,001.40	$997.40	$997.40	$998.90	$999.60	$1,001.80

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.31	$10.04	$10.04	$8.80	$7.55	$5.06
Ending value (after expenses)	$1,018.55	$1,014.83	$1,014.83	$1,016.07	$1,017.31	$1,019.79

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Global Financials Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Financials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the financials sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Financials Fund     15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Global Financials Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Financials Fund     17

The fund’s portfolio 2/28/15 (Unaudited)

COMMON STOCKS (96.4%)*	Shares	Value
Banks (40.9%)
Banco de Sabadell SA (Spain)	35,620	$97,858
Bank of America Corp.	17,400	275,094
Bank of Ireland (Ireland) †	439,277	167,135
Bank of Queensland, Ltd. (Australia)	10,389	113,239
Citigroup, Inc.	8,400	440,328
Credicorp, Ltd. (Peru)	1,252	181,815
DNB ASA (Norway)	11,035	179,645
Dubai Islamic Bank PJSC (United Arab Emirates) †	77,989	142,267
Grupo Financiero Banorte SAB de CV (Mexico)	30,100	162,886
ING Groep NV GDR (Netherlands) †	24,450	365,403
JPMorgan Chase & Co.	9,847	603,424
KeyCorp	7,300	101,689
Metro Bank PLC (acquired 1/15/14, cost $96,022) (Private) (United Kingdom) † ΔΔ F	4,511	98,893
Natixis SA (France)	26,470	191,650
PacWest Bancorp	2,500	114,588
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,100	123,496
SVB Financial Group †	500	61,450
TSB Banking Group PLC (United Kingdom) † S	42,499	171,641
Unione di Banche Italiane ScpA (Italy)	19,889	156,020
United Overseas Bank, Ltd. (Singapore)	12,000	203,093
Virgin Money Holdings UK PLC (United Kingdom) †	45,796	227,484
Wells Fargo & Co.	11,100	608,169
		4,787,267
Capital markets (12.4%)
BGP Holdings PLC (Malta) F	82,319	92
Carlyle Group LP (The)	4,063	105,029
Charles Schwab Corp. (The)	11,400	334,476
E*Trade Financial Corp. †	7,100	184,849
KKR & Co. LP	7,700	175,945
Morgan Stanley	8,900	318,531
Partners Group Holding AG (Switzerland)	613	188,237
State Street Corp.	1,900	141,455
		1,448,614
Diversified financial services (5.7%)
BM&F Bovespa SA (Brazil)	23,600	83,468
Challenger, Ltd. (Australia)	34,463	188,782
CME Group, Inc.	2,252	216,034
Eurazeo SA (France)	2,368	174,603
		662,887
Hotels, restaurants, and leisure (0.8%)
Dalata Hotel Group PLC (Ireland) †	24,684	93,917
		93,917
Household durables (1.8%)
Persimmon PLC (United Kingdom)	7,619	207,492
		207,492
Insurance (21.3%)
Admiral Group PLC (United Kingdom)	5,886	134,035
AIA Group, Ltd. (Hong Kong)	59,400	349,098

18     Global Financials Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Insurance cont.
American International Group, Inc.	6,000	$331,980
Assured Guaranty, Ltd.	6,700	177,684
China Pacific Insurance (Group) Co., Ltd. (China)	17,800	92,914
Genworth Financial, Inc. Class A †	15,000	116,250
Hartford Financial Services Group, Inc. (The)	7,400	303,104
Intact Financial Corp. (Canada)	3,700	266,231
MS&AD Insurance Group Holdings (Japan)	4,000	110,601
Prudential PLC (United Kingdom)	12,769	321,230
St James’s Place PLC (United Kingdom)	19,990	292,565
		2,495,692
IT Services (1.4%)
Visa, Inc. Class A	605	164,143
		164,143
Professional services (0.5%)
Verisk Analytics, Inc. Class A †	900	64,629
		64,629
Real estate investment trusts (REITs) (3.7%)
American Tower Corp.	1,300	128,882
Beni Stabili SpA (Italy)	161,023	131,901
Hibernia REIT PLC (Ireland)	125,840	168,986
		429,769
Real estate management and development (4.9%)
Foxtons Group PLC (United Kingdom)	56,034	174,746
Kennedy-Wilson Holdings, Inc.	5,800	155,208
Mitsui Fudosan Co., Ltd. (Japan)	6,000	165,041
Nexity SA (France)	2,008	82,669
		577,664
Software (0.2%)
Fidessa Group PLC (United Kingdom)	628	22,542
		22,542
Thrifts and mortgage finance (1.3%)
Radian Group, Inc.	9,700	153,357
		153,357
Transportation infrastructure (1.5%)
Sumitomo Warehouse Co., Ltd. (The) (Japan)	31,000	177,197
		177,197
Total common stocks (cost $8,875,722)		$11,285,170

WARRANTS (1.1%)* †	Expiration date	Strike price	Warrants	Value
Oberoi Realty, Ltd. 144A (India)	12/12/16	0.00000	24,360	$126,875
Total warrants (cost $124,348)				$126,875

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $16,156) (Private) † ΔΔ F	5,674	$14,540
Total convertible preferred stocks (cost $16,156)		$14,540

Global Financials Fund     19

SHORT-TERM INVESTMENTS (4.7%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.20% [d]	Shares 135,227	$135,227
Putnam Short Term Investment Fund 0.10% L	Shares 417,557	417,557
Total short-term investments (cost $552,784)		$552,784

TOTAL INVESTMENTS
Total investments (cost $9,569,010)	$11,979,369

Key to holding’s abbreviations
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $11,706,390.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $113,433, or 1.0% of net assets.

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $62,302 to cover certain derivative contracts.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	48.2%
United Kingdom	13.9
Japan	4.9
France	3.8
Ireland	3.6
Netherlands	3.1
Hong Kong	2.9
Australia	2.5
Italy	2.4
Canada	2.2
Singapore	1.7
Switzerland	1.6
Peru	1.5
Norway	1.5
Mexico	1.4
United Arab Emirates	1.2
India	1.1
Spain	0.8
China	0.8
Brazil	0.7
Other	0.2
Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

20     Global Financials Fund

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $3,533,392) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Australian Dollar	Buy	4/15/15	$85,904	$87,099	$(1,195)
	Canadian Dollar	Buy	4/15/15	80,743	86,120	(5,377)
	Hong Kong Dollar	Buy	5/20/15	73,311	73,330	(19)
	Japanese Yen	Buy	5/20/15	47,534	48,339	(805)
	Singapore Dollar	Sell	5/20/15	40,503	41,010	507
	Swiss Franc	Buy	3/18/15	59,505	58,932	573
Citibank, N.A.
	Australian Dollar	Buy	4/15/15	48,951	50,362	(1,411)
	Danish Krone	Buy	3/18/15	35,469	39,692	(4,223)
	Euro	Sell	3/18/15	31,786	35,502	3,716
Credit Suisse International
	Australian Dollar	Buy	4/15/15	87,380	89,925	(2,545)
	British Pound	Sell	3/18/15	303,489	309,353	5,864
	Canadian Dollar	Buy	4/15/15	178,194	188,729	(10,535)
	Japanese Yen	Buy	5/20/15	65,530	66,670	(1,140)
	Norwegian Krone	Sell	3/18/15	130,770	144,450	13,680
	Swedish Krona	Buy	3/18/15	173,083	194,880	(21,797)
	Swiss Franc	Buy	3/18/15	126,152	124,513	1,639
Deutsche Bank AG
	Australian Dollar	Buy	4/15/15	69,998	72,025	(2,027)
	British Pound	Sell	3/18/15	220,903	225,651	4,748
	Canadian Dollar	Buy	4/15/15	67,233	71,200	(3,967)
	Euro	Sell	3/18/15	5,037	6,253	1,216
HSBC Bank USA, National Association
	Australian Dollar	Buy	4/15/15	62,047	63,004	(957)
	British Pound	Buy	3/18/15	147,885	155,960	(8,075)
	Canadian Dollar	Buy	4/15/15	79,783	84,503	(4,720)
	Euro	Buy	3/18/15	158,037	174,049	(16,012)
State Street Bank and Trust Co.
	Australian Dollar	Buy	4/15/15	45,289	46,601	(1,312)
	Canadian Dollar	Buy	4/15/15	180,994	188,603	(7,609)
	Euro	Sell	3/18/15	142,366	149,421	7,055
	Israeli Shekel	Buy	4/15/15	14,513	14,624	(111)
	Japanese Yen	Buy	5/20/15	175,754	178,183	(2,429)
	Swedish Krona	Buy	3/18/15	27,855	30,769	(2,914)
UBS AG
	Australian Dollar	Buy	4/15/15	88,082	90,807	(2,725)
	British Pound	Sell	3/18/15	210,868	212,794	1,926
WestPac Banking Corp.
	Australian Dollar	Buy	4/15/15	87,614	90,179	(2,565)
	Canadian Dollar	Sell	4/15/15	29,659	29,971	312
	Japanese Yen	Buy	5/20/15	9,719	9,889	(170)
Total						$(63,404)

Global Financials Fund     21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$301,409	$—	$—
Financials	9,110,001	1,346,264	98,985
Industrials	64,629	177,197	—
Information technology	186,685	—	—
Total common stocks	9,662,724	1,523,461	98,985
Convertible preferred stocks	$—	$—	$14,540
Warrants	—	126,875	—
Short-term investments	417,557	135,227	—
Totals by level	$10,080,281	$1,785,563	$113,525

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(63,404)	$—
Totals by level	$—	$(63,404)	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

22     Global Financials Fund

Statement of assets and liabilities 2/28/15 (Unaudited)
ASSETS
Investment in securities, at value, including $130,165 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,016,226)	$11,426,585
Affiliated issuers (identified cost $552,784) (Notes 1 and 5)	552,784
Foreign currency (cost $9) (Note 1)	9
Dividends, interest and other receivables	20,750
Receivable for shares of the fund sold	9,259
Receivable for investments sold	16,712
Receivable from Manager (Note 2)	26,391
Unrealized appreciation on forward currency contracts (Note 1)	41,236
Prepaid assets	42,675
Total assets	12,136,401
LIABILITIES
Payable for investments purchased	124,353
Payable for shares of the fund repurchased	10,751
Payable for custodian fees (Note 2)	3,827
Payable for investor servicing fees (Note 2)	3,613
Payable for Trustee compensation and expenses (Note 2)	2,277
Payable for administrative services (Note 2)	36
Payable for distribution fees (Note 2)	4,300
Payable for auditing and tax fees	31,464
Unrealized depreciation on forward currency contracts (Note 1)	104,640
Collateral on securities loaned, at value (Note 1)	135,227
Other accrued expenses	9,523
Total liabilities	430,011
Net assets	$11,706,390

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$9,315,013
Undistributed net investment income (Note 1)	13,739
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	31,142
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,346,496
Total — Representing net assets applicable to capital shares outstanding	$11,706,390
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Global Financials Fund     23

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($5,932,468 divided by 500,386 shares)	$11.86
	Offering price per class A share (100/94.25 of $11.86)*	$12.58
	Net asset value and offering price per class B share ($750,213 divided by 64,577 shares)**	$11.62
	Net asset value and offering price per class C share ($987,410 divided by 85,801 shares)**	$11.51
	Net asset value and redemption price per class M share ($75,715 divided by 6,424 shares)	$11.79
	Offering price per class M share (100/96.50 of $11.79)*	$12.22
	Net asset value, offering price and redemption price per class R share ($836,003 divided by 71,154 shares)	$11.75
	Net asset value, offering price and redemption price per class Y share ($3,124,581 divided by 262,997 shares)	$11.88
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24     Global Financials Fund

Statement of operations Six months ended 2/28/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $1,077)	$74,779
Interest (including interest income of $141 from investments in affiliated issuers) (Note 5)	151
Securities lending (Note 1)	762
Total investment income	75,692
EXPENSES
Compensation of Manager (Note 2)	34,426
Investor servicing fees (Note 2)	11,389
Custodian fees (Note 2)	4,251
Trustee compensation and expenses (Note 2)	135
Distribution fees (Note 2)	18,232
Administrative services (Note 2)	163
Reports to shareholders	7,794
Auditing and tax fees	22,668
Blue sky expense	36,386
Other	1,395
Fees waived and reimbursed by Manager (Note 2)	(61,622)
Total expenses	75,217
Expense reduction (Note 2)	(91)
Net expenses	75,126
Net investment income	566

Net realized gain on investments (Notes 1 and 3)	273,516
Net realized loss on foreign currency transactions (Note 1)	(147,448)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(46,676)
Net unrealized depreciation of investments during the period	(87,957)
Net loss on investments	(8,565)
Net decrease in net assets resulting from operations	$(7,999)

The accompanying notes are an integral part of these financial statements.

Global Financials Fund     25

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/15*	Year ended 8/31/14
	Operations:
	Net investment income	$566	$142,445
	Net realized gain on investments and foreign currency transactions	126,068	2,726,412
	Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(134,633)	(161,223)
	Net increase (decrease) in net assets resulting from operations	(7,999)	2,707,634
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(10,413)	(65,813)
	Class B	—	(695)
	Class C	—	(2,649)
	Class M	—	(25)
	Class R	—	(3,375)
	Class Y	(13,162)	(52,653)
	Net realized short-term gain on investments
	Class A	(114,141)	(39,487)
	Class B	(18,004)	(3,529)
	Class C	(19,441)	(19,424)
	Class M	(1,413)	(336)
	Class R	(13,102)	(2,820)
	Class Y	(52,834)	(24,133)
	From net realized long-term gain on investments
	Class A	(1,243,537)	(241,708)
	Class B	(196,152)	(21,600)
	Class C	(211,802)	(118,898)
	Class M	(15,392)	(2,058)
	Class R	(142,739)	(17,261)
	Class Y	(575,611)	(147,722)
	Increase (decrease) from capital share transactions (Note 4)	2,967,641	(8,369,565)
	Total increase (decrease) in net assets	331,899	(6,426,117)
	NET ASSETS
	Beginning of period	11,374,491	17,800,608
	End of period (including undistributed net investment income of $13,739 and $36,748, respectively)	$11,706,390	$11,374,491
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

26     Global Financials Fund

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Global Financials Fund     27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
February 28, 2015**	$15.28	.01	(.01)	—	(.03)	(3.39)	(3.42)	—	$11.86	.14*	$5,932	.63*	.04*	18*
August 31, 2014	13.70	.14	2.02	2.16	(.11)	(.47)	(.58)	—	15.28	15.80	5,691	1.30	.90	55
August 31, 2013	10.65	.15	2.97	3.12	(.07)	—	(.07)	—[e]	13.70	29.42	7,840	1.35	1.18	54
August 31, 2012	10.36	.16	.34	.50	(.15)	(.07)	(.22)	.01	10.65	5.20	4,817	1.41	1.58	68
August 31, 2011	11.59	.12	(.25)	(.13)	(.13)	(.97)	(1.10)	—[e]	10.36	(2.42)	4,838	1.40	.95	103
August 31, 2010	13.64	.14	(1.53)	(1.39)	(.23)	(.43)	(.66)	—[e]	11.59	(10.71)	4,647	1.49	1.05	101
Class B
February 28, 2015**	$15.07	(.04)	(.02)	(.06)	—	(3.39)	(3.39)	—	$11.62	(.26) *	$750	1.00*	(.33) *	18*
August 31, 2014	13.53	.02	2.00	2.02	(.01)	(.47)	(.48)	—	15.07	14.96	779	2.05	.14	55
August 31, 2013	10.53	.06	2.94	3.00	—	—	—	—[e]	13.53	28.49	700	2.10	.46	54
August 31, 2012	10.24	.08	.34	.42	(.07)	(.07)	(.14)	.01	10.53	4.36	357	2.16	.81	68
August 31, 2011	11.47	.02	(.23)	(.21)	(.05)	(.97)	(1.02)	—[e]	10.24	(3.08)	344	2.15	.18	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.19)	(.43)	(.62)	—[e]	11.47	(11.38)	326	2.24	.25	101
Class C
February 28, 2015**	$14.96	(.04)	(.02)	(.06)	—	(3.39)	(3.39)	—	$11.51	(.26) *	$987	1.00*	(.33) *	18*
August 31, 2014	13.43	.01	2.00	2.01	(.01)	(.47)	(.48)	—	14.96	14.97	940	2.05	.09	55
August 31, 2013	10.45	.06	2.92	2.98	—	—	—	—[e]	13.43	28.52	3,925	2.10	.43	54
August 31, 2012	10.25	.10	.30	.40	(.14)	(.07)	(.21)	.01	10.45	4.34	2,627	2.16	1.02	68
August 31, 2011	11.48	.04	(.25)	(.21)	(.05)	(.97)	(1.02)	—[e]	10.25	(3.10)	446	2.15	.33	103
August 31, 2010	13.57	.03	(1.51)	(1.48)	(.18)	(.43)	(.61)	—[e]	11.48	(11.37)	345	2.24	.21	101
Class M
February 28, 2015**	$15.22	(.03)	(.01)	(.04)	—	(3.39)	(3.39)	—	$11.79	(.11) *	$76	.88*	(.21) *	18*
August 31, 2014	13.62	.05	2.03	2.08	(.01)	(.47)	(.48)	—	15.22	15.25	78	1.80	.31	55
August 31, 2013	10.58	.08	2.97	3.05	(.01)	—	(.01)	—[e]	13.62	28.84	110	1.85	.61	54
August 31, 2012	10.33	.11	.32	.43	(.12)	(.07)	(.19)	.01	10.58	4.56	70	1.91	1.05	68
August 31, 2011	11.54	.07	(.24)	(.17)	(.07)	(.97)	(1.04)	—[e]	10.33	(2.77)	68	1.90	.54	103
August 31, 2010	13.59	.08	(1.54)	(1.46)	(.16)	(.43)	(.59)	—[e]	11.54	(11.20)	23	1.99	.59	101
Class R
February 28, 2015**	$15.17	(.01)	(.02)	(.03)	—	(3.39)	(3.39)	—	$11.75	(.04) *	$836	.76*	(.08) *	18*
August 31, 2014	13.60	.10	2.02	2.12	(.08)	(.47)	(.55)	—	15.17	15.60	737	1.55	.67	55
August 31, 2013	10.58	.12	2.95	3.07	(.05)	—	(.05)	—[e]	13.60	29.05	564	1.60	.94	54
August 31, 2012	10.31	.13	.33	.46	(.13)	(.07)	(.20)	.01	10.58	4.83	340	1.66	1.30	68
August 31, 2011	11.57	.11	(.25)	(.14)	(.15)	(.97)	(1.12)	—[e]	10.31	(2.57)	250	1.65	.89	103
August 31, 2010	13.61	.10	(1.52)	(1.42)	(.19)	(.43)	(.62)	—[e]	11.57	(10.88)	13	1.74	.80	101
Class Y
February 28, 2015**	$15.34	.02	(.02)	—	(.07)	(3.39)	(3.46)	—	$11.88	.18*	$3,125	.51*	.18*	18*
August 31, 2014	13.74	.18	2.03	2.21	(.14)	(.47)	(.61)	—	15.34	16.16	3,149	1.05	1.16	55
August 31, 2013	10.67	.20	2.97	3.17	(.10)	—	(.10)	—[e]	13.74	29.83	4,662	1.10	1.48	54
August 31, 2012	10.39	.19	.32	.51	(.17)	(.07)	(.24)	.01	10.67	5.39	1,193	1.16	1.90	68
August 31, 2011	11.62	.16	(.26)	(.10)	(.16)	(.97)	(1.13)	—[e]	10.39	(2.14)	849	1.15	1.27	103
August 31, 2010	13.66	.18	(1.54)	(1.36)	(.25)	(.43)	(.68)	—[e]	11.62	(10.47)	509	1.24	1.38	101

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Global Financials Fund	Global Financials Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2015	0.55%
August 31, 2014	0.59
August 31, 2013	0.37
August 31, 2012	0.78
August 31, 2011	0.97
August 31, 2010	1.50

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30     Global Financials Fund

Notes to financial statements 2/28/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through February 28, 2015.

Putnam Global Financials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. This fund concentrates in the financial industries. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Global Financials Fund     31

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent

32     Global Financials Fund

amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,404 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $135,227 and the value of securities loaned amounted to $130,165.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests

Global Financials Fund     33

and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $9,631,012, resulting in gross unrealized appreciation and depreciation of $2,519,873 and $171,516, respectively, or net unrealized appreciation of $2,348,357.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $61,622 as a result of this limit.

34     Global Financials Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,872
Class B	879
Class C	959
Class M	76
Class R	726
Class Y	2,877
Total	$11,389

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $15 under the expense offset arrangements and by $76 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments

Global Financials Fund     35

by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$7,182
Class B	4,307
Class C	4,690
Class M	279
Class R	1,774
Total	$18,232

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,030 and $6 from the sale of class A and class M shares, respectively, and received $678 and $13 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,046,982	$2,148,412
U.S. government securities (Long-term)	—	—
Total	$2,046,982	$2,148,412

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/15		Year ended 8/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	78,223	$1,068,894	159,072	$2,378,552
Shares issued in connection with reinvestment of distributions	113,826	1,339,727	13,269	201,154
	192,049	2,408,621	172,341	2,579,706
Shares repurchased	(64,030)	(800,345)	(372,317)	(5,574,559)
Net increase (decrease)	128,019	$1,608,276	(199,976)	$(2,994,853)

	Six months ended 2/28/15		Year ended 8/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	27,996	$411,378	22,842	$339,221
Shares issued in connection with reinvestment of distributions	18,542	214,156	1,718	25,824
	46,538	625,534	24,560	365,045
Shares repurchased	(33,637)	(435,856)	(24,618)	(365,033)
Net increase (decrease)	12,901	$189,678	(58)	$12

36     Global Financials Fund

	Six months ended 2/28/15		Year ended 8/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	14,271	$186,600	25,323	$376,728
Shares issued in connection with reinvestment of distributions	20,167	230,711	9,446	140,940
	34,438	417,311	34,769	517,668
Shares repurchased	(11,506)	(140,313)	(264,183)	(3,884,527)
Net increase (decrease)	22,932	$276,998	(229,414)	$(3,366,859)

	Six months ended 2/28/15		Year ended 8/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	71	$951	3,263	$49,893
Shares issued in connection with reinvestment of distributions	1,435	16,805	160	2,419
	1,506	17,756	3,423	52,312
Shares repurchased	(221)	(3,306)	(6,335)	(96,615)
Net increase (decrease)	1,285	$14,450	(2,912)	$(44,303)

	Six months ended 2/28/15		Year ended 8/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	31,507	$385,800	19,863	$300,489
Shares issued in connection with reinvestment of distributions	9,516	111,053	1,410	21,257
	41,023	496,853	21,273	321,746
Shares repurchased	(18,474)	(244,074)	(14,160)	(213,843)
Net increase	22,549	$252,779	7,113	$107,903

	Six months ended 2/28/15		Year ended 8/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	65,171	$825,673	113,029	$1,709,523
Shares issued in connection with reinvestment of distributions	54,390	641,260	14,775	224,428
	119,561	1,466,933	127,804	1,933,951
Shares repurchased	(61,927)	(841,473)	(261,767)	(4,005,416)
Net increase (decrease)	57,634	$625,460	(133,963)	$(2,071,465)

At the close of the reporting period, the Putnam Global Sector Fund owned 15.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$57,979	$2,146,410	$1,786,832	$141	$417,557

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Global Financials Fund     37

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the financials sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$5,700,000
Warrants (number of warrants)	10,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$41,236	Payables	$104,640
Equity contracts	Investments	126,875	Payables	—
Total		$168,111		$104,640

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(144,895)	$(144,895)
Total	$(144,895)	$(144,895)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Forward currency contracts	Total
Foreign exchange contracts	$—	$(46,295)	$(46,295)
Equity contracts	2,527	—	2,527
Total	$2,527	$(46,295)	$(43,768)

38     Global Financials Fund

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Global Financials Fund     39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$1,080	$3,716	$21,183	$5,964	$—	$7,055	$1,926	$312	$41,236
Total Assets	$1,080	$3,716	$21,183	$5,964	$—	$7,055	$1,926	$312	$41,236
Liabilities:
Forward currency contracts#	7,396	5,634	36,017	5,994	29,764	14,375	2,725	2,735	104,640
Total Liabilities	$7,396	$5,634	$36,017	$5,994	$29,764	$14,375	$2,725	$2,735	$104,640
Total Financial and Derivative Net Assets	$(6,316)	$(1,918)	$(14,834)	$(30)	$(29,764)	$(7,320)	$(799)	$(2,423)	$(63,404)
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(6,316)	$(1,918)	$(14,834)	$(30)	$(29,764)	$(7,320)	$(799)	$(2,423)

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40	Global Financials Fund	Global Financials Fund	41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

42     Global Financials Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Financials Fund     43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     Global Financials Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Financials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA720
293350 4/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015